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                                                                    EXHIBIT 23.2




To the Board of Directors of
Radio One, Inc.



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated March 25, 1998, on our audit of the financial statements of ALLUR-DETROIT, INC. We also consent to the reference to our firm under the caption "Experts".



/s/ Mitchell & Titus, LLP
Mitchell & Titus, LLP
Washington, D.C.
March 10, 1999